UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 28, 2005



                                MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                          -----------------------------


         DELAWARE                      0-18121                  36-3664868
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)

55TH STREET & HOLMES AVENUE                                       60514
 CLARENDON HILLS, ILLINOIS                                      (Zip Code)
  (Address of principal
    executive offices)

        Registrant's telephone number, including area code (630) 325-7300



                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01       Regulation FD Disclosure.
                ------------------------

         On February 28, 2005, MAF Bancorp, Inc. ("MAF") issued a press release announcing its participation in the Midwest 2005 Super-Community Bank Conference to be held in Chicago, Illinois on March 1-2, 2005. The Company's presentation on March 1, 2005, will be broadcast on the Internet at http://www.super-communitybanking.com/midwest/webcast.htm and will also be available through MAF's website at www.mafbancorp.com.

         MAF also announced its participation in the Keefe, Bruyette & Woods 2005 Regional Bank Conference to be held in Boston, Massachussets on March 2-3, 2005. The Company's presentation on March 3, 2005, will be broadcast on the Internet at http://www.kbw.com and will also be available at www.mafbancorp.com.

         The press release is attached hereto as Exhibit 99.1 and the presentation materials being used at the conferences are attached hereto as
Exhibit 99.2 are incorporated herein by reference.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MAF BANCORP, INC.


                                            By: /s/ Jerry A. Weberling
                                                -------------------------------
                                                Jerry A. Weberling
                                                Executive Vice President and
                                                  Chief Financial Officer

Date: February 28, 2005

                                  EXHIBIT LIST


Exhibit
-------

99.1      Press Release dated February 28, 2005

99.2      Conference Presentation Materials